                                                                   EXHIBIT 10.21

                  MASTER AGREEMENT FOR INTERNET ACCESS SERVICES
                  ---------------------------------------------

This Master Agreement for Internet Access Services ("Agreement") between ITC*DeltaCom Communications, Inc. ("ITC*DeltaCom") and Knology, Inc. ("Customer") includes the attached Schedule 1 together with any additional Schedules mutually agreed to in writing in the future (collectively, "Schedules").

1. Services. ITC*DeltaCom agrees to provide Customer with Internet access services ("Services"). Schedule 1, attached hereto and incorporated herein by reference, contains the locations, delivery type and bandwidth of the Services and any additional technical and operational detail required for the implementation of the Services and is hereby agreed to and accepted by Customer. Additional Schedules attached hereto from time to time may include any additional locations and bandwidths requested by Customer.

2. Prices. Prices are stated in Schedule 1 and are guaranteed for the term stated in Schedule 1 ("Term").The Term shall commence upon the Customer's first use of the Services pursuant to this Agreement. ITC*DeltaCom shall charge customer a monthly fee ("Monthly Fee") for the Services, as listed in the Schedules. ITC*DeltaCom shall give Customer at least ninety (90) days notice of a price change. In addition, Customer is responsible for applicable taxes, tariffs, telecommunications surcharges or other governmental charges due on account of the Services.

3. Payment. Unless otherwise stated in a Schedule, ITC*DeltaCom will invoice Customer monthly. Customer agrees to pay within 30 days from receipt of invoice. For overdue invoices, Customer will pay interest of 1.5% for each month or part of a month (or the maximum allowed by law, whichever is less).

4. ITC*DeltaCom Responsibilities. ITC*DeltaCom is responsible for providing the Services by qualified personnel in a professional manner. Except as otherwise stated in Section 15, ITC*DELTACOM DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY.

5. Customer Responsibilities. Customer is responsible for the manner in which Customer uses the Services, including the maintenance and security of Customer's data, computer network and other facilities; Customer's choice of equipment, software and online content; and all other matters reasonably related to how Customer uses the Services.

6. Indemnification. ITC*DeltaCom will indemnify Customer for damages, costs and attorneys' fees Customer incurs from any claim that the Services infringes any U.S. patent, copyright, trademark, trade secret or other intellectual property right. Customer will indemnify ITC*DeltaCom for damages, costs and attorneys' fees ITC*DeltaCom incurs from any claim arising from Customer's manner of using of the Services, Customer's combination of the Services with other products or services not provided by ITC*DeltaCom, or Customer's modification of the Services. The indemnifying party shall conduct the defense and shall have control of the litigation; the other party shall give prompt notice of claims and shall cooperate in defending against the claim. THE PARTIES DISCLAIM THE IMPLIED WARRANTY OF NON-INFRINGEMENT, RELYING INSTEAD ON THE TERMS OF THIS SECTION.

7. IP Addresses. Customer shall be allotted a number of IP addresses which shall correspond with Customer's estimated need for said addresses.

8. Acknowledgment. Customer agrees that ITC*DeltaCom may include Customer's name in listings of ITC*DeltaCom's customers.

9. Compliance with Laws. Customer shall not use or permit Customer's end users to use the Services in ways that violate laws or ITC*DeltaCom's Acceptable Use Policy (as it now exists or as it may be modified from time to time) which is published on ITC*DeltaCom's web site at http://www.itcdeltacom.com/use_policy.html, infringe the rights of others, or interfere with users of ITC*DeltaCom's network or other networks. For example, Customer shall not (nor shall it permit others using the Service) distribute chain letters or unsolicited bulk electronic mail ("slamming"); propagate computer worms or viruses; use a false identity; attempt to gain unauthorized entry to any site or network; distribute child pornography, obscenity or defamatory material over the Internet; or infringe copyrights, trademarks or other intellectual property rights. Customer further agrees to comply with U.S. export laws concerning the transmission of technical data and other regulated materials via the Services.

    . 10. Termination. Either party may terminate or cancel this Agreement if the other fails to cure a material breach of the Agreement within thirty
        (30) days after receiving written notice of the breach. ITC*DeltaCom reserves the right, but assumes no obligation, to suspend performance immediately if Customer is more than thirty (30) days overdue in payments. If in ITC*DeltaCom's reasonable judgment, Customer violates
        Section 9 above, ITC*DeltaCom reserves the right to suspend or terminate the Services immediately with or without notice to Customer. If either party experiences a Bankruptcy/Insolvency Event, the Party not experiencing a Bankruptcy/Insolvency Event may terminate the agreement by notifying the other party in writing. A "Bankruptcy/Insolvency Event" is when a Party is unable to pay its debts when due, or any of the following happens to a Party under any law for the protection of debtors: The Party is determined to be a bankrupt or insolvent or the process to make this determination has been started;

    . The Party has a receiver, administrator or liquidator appointed on its behalf;

    . The Party makes an arrangement or composition with, or an assignment for the benefit of; its creditors;

    . The Party goes into either voluntary (other than for reconstruction or amalgamation) or compulsory liquidation.

11. Early Termination Charges. If Lessee cancels any Services during the Term of this Agreement, an early termination liability equal to the full amount of all Monthly Fees for all months remaining in the Term shall be immediately due, owing and payable without demand by Lessee.

12. Limitation of Liability. EXCEPT FOR INDEMNIFICATIONS PURSUANT TO SECTION 6, NEITHER PARTY (NOR ITS SUPPLIERS OR CUSTOMERS) SHALL BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES INCLUDING WITHOUT LIMITATION, LOST PROFITS OR LOSS OR DAMAGE TO DATA ARISING OUT OF THE USE OF THE SERVICES, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13. Limitation of Damages. EITHER PARTY'S AGGREGATE LIABILITY TO THE OTHER PARTY RELATING TO OR ARISING OUT OF THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED (A) THE TOTAL AMOUNTS PAID OR PAYABLE BY CUSTOMER TO ITC*DELTACOM FOR THE SERVICE IN QUESTION, DURING THE ONE-YEAR PERIOD IMMEDIATELY PRECEDING THE EVENT WHICH GAVE RISE TO CUSTOMER'S CLAIM OR (B) $100,000.00, WHICHEVER IS LESS.

14. Miscellaneous. The terms and conditions of this Agreement supersede all previous agreements, proposals or representations related to the Services. Customer may not assign this Agreement without the prior written consent of ITC*DeltaCom. This Agreement shall be governed by the substantive laws of the state of Georgia. Any changes to this Agreement, or any additional or different terms in any purchase order, acknowledgment or other document, will not be effective unless expressly agreed to in writing by ITC*DeltaCom and Customer.

15. Service Level.

ITC*DeltaCom's Availability Guarantee is to have the ITC*DeltaCom network available 99.99% of the time and, as set forth below, ITC*DeltaCom will credit Customer's account if ITC*DeltaCom fails to meet this Availability Guarantee during any given calendar month. At Customer's request, ITC*DeltaCom will calculate Customer's "Network Unavailability" in a calendar month. "Network Unavailability" consists of the number of minutes that the ITC*DeltaCom network or an ITC*DeltaCom-ordered telephone company circuit in the contiguous U.S. was not available to Customer, but will not include unavailability continuing for an hour or less which Customer fails to report to ITC*DeltaCom within five days, or any unavailability resulting from (i) ITC *DeltaCom Network maintenance, (ii) any Customer-ordered telephone company circuits, (iii) Customer's applications, equipment, or facilities, (iv) acts or omissions of Customer, or any use or user of the service authorized by Customer or (v) reasons of Force Majeure . For each cumulative hour of Network Unavailability or fraction thereof in any calendar month, Customer's account shall be credited for the pro-rated charges for one day of the ITC*DeltaCom Monthly Fee for the Services with respect to which this Availability Guarantee has not been met.

    (b) ITC*DeltaCom's Latency Guarantee is average round-trip transmissions of 85 milliseconds or less between ITC*DeltaCom-designated regional transit backbone routers ("Hub Routers"). Latency shall be measured by averaging sample measurements taken during a calendar month between Hub Routers If ITC*DeltaCom fails to meet the Latency Guarantee in two consecutive calendar months, Customer's account shall be credited for that second month and any consecutive month in which the Latency Guarantee is not met for the pro-rated charges for one day of the ITC*DeltaCom Monthly Fee for the service with respect to which this Latency Guarantee has not been met. No credits will be made if failure to meet the Latency Guarantee is attributable to reasons of Force Majeure.

16. Additional Provisions.

    (a) The failure of either Party to give notice of default or to enforce or insist upon compliance with any terms or conditions of this Agreement, the waiver of any term or condition of this Agreement, or the granting of an extension of time for performance, shall not constitute the permanent waiver of any term or condition of this Agreement, and this Agreement and each of its provisions shall remain at all times in full force and effect until modified by the Parties in writing.

    (b) This Agreement sets forth the entire understanding of the Parties and supersedes any and all prior agreements, arrangements or understandings relating to the subject matter hereof. No subsequent agreement between Customer and ITC*DeltaCom concerning the Services shall be effective or binding unless it is made in writing, and no representation, promise, inducement or statement or intention has been made by either Party which is not embodied herein.

    (c) This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors or assigns; provided, however, neither Party may assign or transfer its right or obligations under this Agreement without prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the

Parties may assign this Agreement or any of their rights and benefits hereunder without the consent of the other Party under the following conditions: (a) to any Affiliate, as defined below, of such Party, to the surviving Entity, as defined below, into which such Party may merge or consolidate; or (b) to any Entity to which the Party transfers all, or substantially all, of its business and assets, provided that the assignor shall remain liable for all of its obligations hereunder and such assignee shall in writing assume all obligations of the assignor hereunder arising after the effective date of such assignment. Any prohibited assignment or delegation shall be null and void. "Affiliate" shall be defined as any individual, corporation, partnership, limited liability company, limited liability partnership, practice, association, joint stock company, trust, unincorporated organization or other venture or business vehicle (each an "Entity") in which a Party owns a fifty percent (50%) or greater equity interest, or which is owned by a fifty percent (50%) or greater equity interest by another party.

    (d) Notices under this Agreement shall be in writing and delivered by overnight express courier service or by registered or certified mail, return receipt requested, postage paid, to the person whose names and business addresses appear herein, or as otherwise provided by proper notice hereunder, and the effective date of any notice under this Agreement shall be the date of delivery or refusal of such notice, and not the date of mailing.

TO:                         ITC*DeltaCom Communications, Inc.
                            Vice President, Carrier Services
                            1791 O. G. Skinner Drive
                            West Point, GA 31833

COPY TO:                    Assistant General Counsel
                            ITC*DeltaCom Communications, Inc.
                            4092 South Memorial Parkway
                            Huntsville, AL 35802

TO CUSTOMER:                Knology, Inc.
                            Attn: General Counsel
                            1241 O.G. Skinner Drive
                            West Point, Georgia 31833


         (e) If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties' original intentions as nearly as possible in accordance with applicable law(s).

         (f) The Parties agree that in the event a decision or rating by any governmental or quasi-governmental authority at the federal, state or local level materially affects the rights or obligations of either Party arising out of this Agreement, the Parties will negotiate in good faith to modify this Agreement in light of such decision. Should said decision or ruling prevent the continuance of these services then either Party may terminate this Agreement with notice to the other Party without further liability hereunder, except as may be provided in this Agreement.

         (g) This Agreement and all other documents and writings associated herewith shall be governed by the laws of the State of Georgia, except that no doctrine of choice of laws shall be used to apply any law other than that of Georgia. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or remaining provisions of this Agreement and the Parties hereby agree to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

         (h) The Parties are independent contractors, and this Agreement will not be construed as constituting either Party as partner, joint venturer or fiduciary of the other or to create any other form of legal association that would impose liability on one Party for the act or failure to act of the other or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other. Except as otherwise expressly provided in this Agreement, each Party has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed all work to be performed by it pursuant to this Agreement.

         (i) This Agreement may be executed in counterparts. Each such counterpart will be an original and together will constitute but one and the same document.

         (j) The Parties do not intend, nor will any section hereof be interpreted to create, for any third party beneficiary rights with respect to either of the Parties.

         (k) The Parties agree that in any instance where consent, approval or agreement is required of a Party in order for the other Party to perform under or comply with the terms and conditions of this Agreement, then such Party will not unreasonably withhold or delay such consent, approval or agreement and where consent, approval or agreement cannot be provided, the Party will notify the other Party in a timely manner.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed and delivered on their behalf on the dates indicated below.

ITC*DELTACOM:                          CUSTOMER:

ITC*DELTACOM COMMUNICATIONS, INC.      KNOLOGY, INC.

By: /s/ Douglas A. Shumate             By: /s/  Andrew M. Sivell
(Signature of Authorized               (Signature of Authorized
Representative)                        Representative)

Name: Douglas A. Shumate               Name: Andrew M. Sivell
           (Print)                             (Print)

Title: Senior Vice President/Chief     Title: Vice President, Network Operations
         Financial Officer

Date: January 22, 2002                 Date:  January 22, 2002

                                   SCHEDULE 1
                                   ----------

* Confidential treatment has been requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The copy on file as an exhibit omits the information subject to the confidentiality request. Such omitted information has been filed separately with the Commission.

     S/POP sites, Service Requested, Existing or New Co-lo Type of Service, Physical Interface
-----------------------------------------------------------------------------------------------------------
         City             Requested     Existing or     Fixed or     Access Type    Co-lo       Physical
                           (No or          New          Variable                    (Y/N)       Interface
                           Speed)
-----------------------------------------------------------------------------------------------------------
        Dallas
-----------------------------------------------------------------------------------------------------------
      Birmingham
-----------------------------------------------------------------------------------------------------------
       Atlanta               1000         Existing       Fixed           PtoP           Y         GigE
-----------------------------------------------------------------------------------------------------------
       Columbia
-----------------------------------------------------------------------------------------------------------
       Gulfport
-----------------------------------------------------------------------------------------------------------
       Orlando
-----------------------------------------------------------------------------------------------------------

     Options for access type: ATM, Frame Relay (FR), Ethernet, Point to Point
(PtoP), Packet over Sonet (POS)

  Options for physical interface: 10Mbps, 100Mbps, or 1Gbps Ethernet, DS-3, OC-3, OC-12.

              Term: X 12 Months _______ 24 Months _______ 36 Months
                    -

              Total Possible Bandwidth Requested                      1000  Mbps
                                                                     ------
              Cost per Mbps                                          $    *

              Total Variable Bandwidth Requested                     _______Mbps
            (based on maximum speed of physical interface)
              Cost per Mbps                                          $_______


              Total Fixed Bandwidth Requested                        115    Mbps
              Total Monthly Recurring Cost                           $    *
              Total Cost                                             $    *
              Minimum Commitment                                  115       Mbps

                                                IP Information
---------------------------------------------------------------------------------------------------------------------
     City            IP Block(s)              Subnet info                Interface IP           Contact Name and #
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                                IP info cont.
------------------------------------------------------------------------------------------------------------
               City                           BGP Peering Y/N                        AS Number
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                               Customer Equipment

                   (required if Co-lo, requested for all service to aid in customer connections issues)
------------------------------------------------------------------------------------------------------------------------
     Rack #           Equipment     Vendor/Manufacturer  Model #       Description &       Slot #           Card #
                                       & Contract #                      Software
                                                                          Generic
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------





           [_] UPGRADE OR RENEWAL TO REPLACE EXISTING INTERNET SERVICE

I.       AFTER HOURS TECHNICAL CONTACT INFORMATION:
         Name: Knology NOC       Cellular: 706-773-0148      Phone: 800-453-1777
         Fax:                    Email:                      Pager:


II.      GENERAL INFORMATION:

         A.   Customer Estimated Installation Date for Circuit:

         B.   Estimated Installation Date for Internet Connectivity: Existing

         C.   Is the client an existing Internet Customer? [_] Yes or [_] No

[_] SKIP VI. DUE TO NO EQUIPMENT BEING INSTALLED BY ITC*DELTACOM



VI.      INSTALLATION INFORMATION:

         A. Installation instructions. Include special instructions, such as, Firewall, IP-IPX, NAT and any equipment beyond the router.
            BE SPECIFIC! (Use comment section if necessary).



         B. Are there ample network interfaces for equipment being installed?
            [_] Yes or [_] No

         C. Are the network ports located less than 20 feet from the (t1/56/64/ISDN) jack location? [_] Yes or [_] No

         D. What type of File Servers is on location? [_] Unix [_] Novell
            [_] Windows NT

         E. What type of Operating System is being used?  [_] WINTEL-WINNT
            [_] UNIX/LINUX  [_] MAC/OS  [_] Other:



VII.     NETWORK INFORMATION:

A. Network Type:

   1. Ethernet: [_] 10baseT [_]  100baseTX [_] Other:

   2. Token Ring: [_] 4 Megabits [_] 16 Megabits [_] RJ45 Wiring [_] IBM Wiring

B. What network protocols are currently being used?

   1. [_] TCP/IP

      a. What range of IP addresses is currently being used?
                 .   .   .   -   .   .   .

      b. Network Numbers to be used were: [_] Assigned by another ISP [_] Self Generated [_] Assigned by Internic

      c. Would the customer like to use Network Address Translation (NAT)? [_] Yes or [_] no

      d. Is it possible for the customer to renumber the network? [_] Yes or [_] No

      e. Would the customer like for all computers to be able to access the Internet? [_] Yes or [_] No

   2. [_] IPX

   3. [_] SNA

   4. [_] NetBeui

C. What type of network security would the customer plan to install: [_] Firewall [_] Router Filters [_] None

D. How many IP addresses will be needed?

E. If the customer will have his or her own SMTP/POP mail server or Web server, complete the following:

   ---------------------------------------------------------------------------------------------------------
   Type (ex. Sendmail    Domain Included     IP Addresses   Fully Qualified Name       Web or SMTP/POP
    Exchange Server)                                            of Server
   ---------------------------------------------------------------------------------------------------------
                                                                                        [_] Web [_]
                                                                                        SMTP/POP
   ---------------------------------------------------------------------------------------------------------
                                                                                        [_] Web [_]
                                                                                        SMTP/POP
   ---------------------------------------------------------------------------------------------------------
                                                                                        [_] Web [_]
                                                                                        SMTP/POP
   ---------------------------------------------------------------------------------------------------------
                                                                                        [_] Web [_]
                                                                                        SMTP/POP
   ---------------------------------------------------------------------------------------------------------

F. Will or is ITC*DeltaCom hosting the DNS for the Customer? [_] Yes or [_] No

G. Domain Registration Form Completed for: [_] Domain Registration or [_]
   Transfer





X. COMMENTS:


ITC*DELTACOM:                               CUSTOMER:

ITC*DELTACOM COMMUNICATIONS, INC.           KNOLOGY INC.

By: ____________________________________    By: ____________________________________
(Signature of Authorized Representative)    (Signature of Authorized Representative)

Name: __________________________________         Name: ________________________________
      (Print)                                   (Print)

Title: _________________________________         Title: _______________________________

Date: __________________________________         Date:  _______________________________